VALLEY FINANCIAL CORPORATION

                           36 Church Avenue, SW
                          Roanoke, Virginia 24011

     This Proxy is solicited by the Board of Directors of Valley
Financial Corporation (the "Company") for the 1997 Annual Meeting of Shareholders to be held on April 17, 1997 (the "Annual Meeting").

     The undersigned hereby appoints Douglas W. Densmore, Esq. and Kevin P. Oddo, Esq., either of whom may act, with full power of substitution, as proxy to vote all of the shares of common stock of the Company held of record by the undersigned on February 28, 1997, at the Annual Meeting of the Company to be held on April 17, 1997, and at any adjournments thereof, as designated below:

1.	  ELECTION OF FOUR CLASS C DIRECTORS to serve until the 2000 Annual
Meeting of Shareholders.

[ ] FOR all nominees below                 [ ] WITHHOLD AUTHORITY
(except as marked to the contrary below)       to vote for all nominees below

CLASS C NOMINEES

Ellis L. Gutshall, A. Wayne Lewis, George W. Logan and Maury L. Strauss

Instruction: To withhold authority for any individual nominee, write that nominee's name on the space provided below.


2.  [ ] FOR          [ ] AGAINST               [ ] ABSTAIN FROM VOTING

Ratification of the Stock Option Agreement dated December 19, 1996 between the Company and Ellis L. Gutshall

3. 	In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

THE STOCK REPRESENTED BY THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED. IF NO DIRECTION IS GIVEN, THE PROXY WILL BE VOTED FOR PROPOSALS NOS. 1 AND 2 ABOVE.

The undersigned hereby acknowledges receipt of the Notice and Proxy Statement dated March 11, 1997, with respect to the 1997 Annual Meeting.

                                     Dated ___________________________, 1997


Number of Shareholders Attending The Annual Meeting _____


                                     __________________________________
                                     (Signature of Shareholder)


                                     ________________________________


                                NOTE:  When signing as attorney, trustee,
                                       administrator, executor or guardian,
                                       please give your full title as such.
                                       If a corporation, please sign in
                                       full corporate  name by President
                                       or other authorized officer.  In the
                                       case of joint tenants, each joint
                                       owner must sign.

                      	VALLEY FINANCIAL CORPORATION

                          	36 Church Avenue, SW
                         	Roanoke, Virginia 24011

               	NOTICE OF 1997 ANNUAL MEETING OF SHAREHOLDERS

     NOTICE IS HEREBY GIVEN, that the 1997 Annual Meeting of Shareholders of Valley Financial Corporation (the "Annual Meeting") will be held at the Holiday Inn - Tanglewood, 4468 Starkey Road, SW, Roanoke, Virginia 24014, on Thursday, April 17, 1997, at 6:00 p.m. local time, for the following purposes:

     1.	To elect four Class C directors to serve until the 2000 Annual
Meeting of Shareholders, or in the case of each director, until his successor is duly elected and qualifies.

     2. To ratify and approve the Stock Option Agreement dated December 19, 1996 between the Company and Ellis L. Gutshall.

     3.	To transact such other business as may properly come before the
Annual Meeting.

     Only shareholders of record at the close of business on February 28, 1997, are entitled to notice of and to vote at the Annual Meeting or any adjournments thereof.

     Your attention is directed to the Proxy Statement accompanying this Notice for a more complete statement regarding matters proposed to be acted upon at the Annual Meeting.

     To assure that your shares are represented at the Annual Meeting, please complete, sign, date and mail promptly the enclosed proxy, for which a return envelope is provided. Your proxy is revocable by you at any time prior to its exercise.

                               By Order of the Board of Directors



                                   /S/A. Wayne Lewis
                                   Executive Vice President, Chief Operating
                                      Officer and Corporate Secretary

March 11, 1997

                      	VALLEY FINANCIAL CORPORATION

                         	36 Church Avenue, SW
                        	Roanoke, Virginia 24011


                           	PROXY STATEMENT

             	FOR THE 1997 ANNUAL MEETING OF SHAREHOLDERS

    The solicitation of the enclosed proxy is made by and on behalf of the Board of Directors of Valley Financial Corporation (the "Company") to be used at the 1997 Annual Meeting of Shareholders (the "Annual Meeting") to be held at 6:00 p.m., local time, at the Holiday Inn - Tanglewood, 4468 Starkey Road, SW, Roanoke, Virginia 24014, on Thursday, April 17, 1997, and at any adjournments thereof. The approximate mailing date of this Proxy Statement is March 11, 1997.

     The cost of solicitation of proxies will be borne by the Company.
Such costs include charges by brokers, fiduciaries and custodians for forwarding proxy materials to beneficial owners of Company stock held in their names. Solicitations will be made only by use of the mails, except that if necessary, officers, directors and employees of the Company may without additional compensation solicit proxies by telephone or personal contact.

     All properly executed proxies delivered pursuant to this solicitation will be voted at the Annual Meeting in accordance with the instructions thereon. Any person signing and mailing the enclosed proxy may, nevertheless, revoke the proxy at any time prior to the actual voting thereof by providing written notice of revocation of the proxy, or by submitting a signed proxy bearing a later date. Any such written notice of revocation should be sent to the Corporate Secretary of the Company, P.O. Box 2740, Roanoke, Virginia 24001.

     An Annual Report to Shareholders, including the summary consolidated financial statements for the year ended December 31, 1996, is being mailed to you concurrently with this Proxy Statement, but is not and should not be considered proxy solicitation material.


                          VOTING PROCEDURES

     As of February 28, 1997, the Company had outstanding 964,040 shares of its common stock, no par value (the "Common Stock"), each of which is entitled to one vote at the Annual Meeting or any adjournment thereof. A majority of votes entitled to be cast on matters to be considered at the Annual Meeting constitutes a quorum. Broker nonvotes (in which brokers fail to vote shares on behalf of the beneficial owners thereof) will not be treated as present or represented at the meeting, and will not be included in determining whether a quorum is present.

     Election of Directors. Directors are elected by a plurality of the of the votes of the shares represented in person or by proxy at the Annual Meeting. Only shares that are voted in favor of a nominee will be counted toward that nominee's achievement of a plurality. Shares represented by proxy as to which the shareholder properly withheld authority to vote for a nominee will not be counted toward that nominee's achievement of a plurality.

     Other Matters. The affirmative vote of a majority of the shares represented at the Annual Meeting is required for a matter to be deemed approved by the shareholders. Shares represented by proxy as to which the shareholder abstained from voting are considered present at the meeting for the proposal but, because they are not affirmative votes for the proposal, they have the same effect as votes cast against the proposal. Broker nonvotes are not considered present at the Annual Meeting and are not counted with regard to the proposal.

            	SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

     The following table sets forth certain information as to persons believed by management of the Company to be beneficial owners of more than 5% of the outstanding Common Stock. Other than as disclosed below, the Company is not aware of any person or group, as those terms are defined in the Securities Exchange Act of 1934, who beneficially owned more than 5% of the outstanding Common Stock as of February 28, 1997.

                 Name and Address		      Number of 		       Percent
Title of Class  	of Beneficial Owner    	Shares Owned	      of Class

Common Stock	      George W. Logan			         86,000		         8.92%
                   P.O. Box 1190
                   Salem, VA 24153


                     	ELECTION OF DIRECTORS

     The Company's Articles of Incorporation divide the Board of Directors into three classes (A, B and C) as nearly equal in number as possible, with the terms of office of each class ending in successive years. The current term of office of the Class C directors expires at this 1997 Annual Meeting. The terms of office of the Class A and Class B directors will expire in 1998 and 1999, respectively.

     It is the intent of the named proxies, unless otherwise directed, to vote in favor of the election of each of the four nominees for Class C director whose names appear below. Each nominee has agreed to serve if elected. In the event any named nominee shall unexpectedly be unable to serve, proxies will be voted for the remaining named nominees and such other person or persons as may be designated by the Board of Directors.


             	INFORMATION CONCERNING DIRECTORS AND NOMINEES

     The following information, including the principal occupation during the past five years, is given with respect to the nominees for election to the Board at the Annual Meeting, and for the directors who will continue
in office after the Annual Meeting.   All of the nominees for re-election
as Class C directors currently serve as directors of the Company and of Valley Bank, N.A. (the "Bank"), the Company's wholly-owned subsidiary.

     Lawrence H. Hamlar, a Class C director of the Company since its formation in 1994, attained the age of 75 years prior to the Annual Meeting and, pursuant to the director mandatory retirement provisions of the Company's Bylaws, is not standing for re-election to another term.

                                                 Shares of Common Stock
                                                   Beneficially Owned
                                                  as of February 28, 1997

Name, Age and Year								                            Shares		     Percent
First Became Director			Principal Occupation			       Owned		      of Class


                        NOMINEES FOR DIRECTOR

                              CLASS C
                 	(To serve until 2000 Annual Meeting)
                                                       1
Ellis L. Gutshall*     President and Chief
    Age 46             Executive Officer of the       8,400          0.87%
    Director since     Company since June, 1996;
    6/96               prior thereto, Senior
                       Vice President and Chief
                       Lending Officer since
                       1/95; prior thereto,
                       Executive Vice President,
                       First Virginia Bank -
                       Southwest, Roanoke, VA

A. Wayne Lewis*        Executive Vice President,
     Age 53            Chief Operating               11,000         1.14%
     Director since    Officer, Chief Financial
     3/94              Officer and Corporate
                       Secretary of the Company
                       since 6/96; prior thereto,
                       Senior Vice President since
                       1/94; prior thereto,
                       Executive Vice President and
                       Corporate Secretary, Dominion
                       Bankshares Corporation,
                       Roanoke, VA

George W. Logan*       Chairman of the Board of
     Age 52            Directors of the Company  	   86,000         8.92%
     Director          since 1994; Chairman,
     since 3/94        Director Warsaw Industrial
                       Centers (developer
                       of commercial distribution
                       warehouses) since 1992;
                       prior thereto, President,
                       Valley Motorsport (import
                       car dealer), Roanoke, VA

                                                          2
Maury L. Strauss       Chairman, Strauss Development
      Age 72           Corporation                   20,100        2.08%
      Director         (real estate development
      since 3/94       firm) since 1995; prior
                       thereto, Chairman, Strauss
                       Construction Co.
                       (real estate development
                       and residential
                       construction firm),
                       Roanoke, VA


                  	DIRECTORS CONTINUING IN OFFICE

                            	CLASS A
                 	(serving until 1998 Annual Meeting)

                                                           3
Eddie F. Hearp			      President, National Financial
      Age 53           Services, Inc. 		              24,981      2.59%
      Director       		(personal and business
      since 3/94       insurance, retirement
                      	benefit planning), Roanoke, VA

Anna L. Lawson			      Anthropologist, Daleville,
       Age 53          VA	           		              33,000		     3.42%
       Director
       since 3/94

                                                   Shares of Common Stock
                                                     Beneficially Owned
                                                  as of February 28, 1996

Name, Age and Year								                          Shares		     Percent
First Became Director			Principal Occupation			      Owned		     of Class


                                                        5
John W. Starr, M.D.		   Cardiologist, Consultants
       Age 50           in Cardiology, 		          22,900		        2.37%
       Director since   P.C., Roanoke, VA
       3/94

                                                         6
Michael E. Warner		     Private investor,
        Age 61          Roanoke, VA			              22,100		        2.29%
        Director
        since 3/94


                           	CLASS B

               	(serving until 1999 Annual Meeting)


                 7			                					               8

Abney S. Boxley, III	  President, W.W. Boxley Co.   30,000	       3.11%
         Age 39			     (crushed stone supplier),
         Director      Roanoke, VA
         since 3/94

                                                         9

W. Jackson Burrows*		  Executive Vice President,    47,500		     4.93%
          Age 49			    Virginia Construction
          Director     Supply, Inc. (distributor
          since 3/94   to commercial and
                       highway contractors),
                       Salem, VA

                                                       10
William D. Elliot*		   President, AEW, Inc.
          Age 51       (specialists in             45,000     		4.66%
          Director     and maintenance of
          since 3/94   overhead electric power
                       lines, industrial
                       electrical wiring and
                       industrial process
                       controls) since 2/97;
                       prior thereto, President,
                       Davis H. Elliot Co.,
                       Roanoke, VA

Barbara B. Lemon		     Civic leader, Roanoke, VA			20,000		    2.07%
          Age 60
          Director
          since 3/94
                                                       11
Ward W. Stevens, M.D.*	Neurosurgeon, Neurosurgical
          Age 61       Associates			               27,500		    2.85%
          Director     of Roanoke, Inc.,
          since 3/94   Roanoke, VA

13 Directors and                     		         		398,481	    41. 33%
Executive Officers as a
group, including those
named above
____________________

* Member of the Executive Committee

1 Includes 200 shares held by Mr. Gutshall as custodian for his children
  and 2,000 shares Mr. Gutshall has the right to	acquire within 60 days
  through the exercise of stock options.

2 Includes 20,000 shares held by Strauss Development Corporation, of which Mr. Strauss is Chairman.

3 Includes 250 shares held by Mr. Hearp's spouse.

4 Includes 2,000 shares held by Mrs. Lawson's son, 1,000 shares held by her spouse and 1,500 shares held by Mrs. Lawson as custodian for her nephew.

5 Includes 1,000 shares held by Dr. Starr's spouse, 20,000 shares owned beneficially by Dr. Starr through the Consultants in Cardiology, P.C. Profit Sharing Plan and 400 shares held by Dr. Starr as custodian for his children.

6  Includes 20,000 shares held jointly by Mr. Warner with his spouse.

7  Mr. Boxley is also a director of Roanoke Gas Company.

8 Includes 10,000 shares held by Blue Ridge Stone Corporation, of which Mr. Boxley is President.

9  Includes 13,000 shares held by Mr. Burrows' spouse, 2,000 shares
   held by Mr. Burrows as trustee for his son and 1,000	shares held by
   Mr. Burrows' son.

10 Includes 15,000 shares held by AEW, Inc., of which Mr. Elliot is
   President.

11 Includes 27,500 shares held beneficially by Dr. Stevens through the Neurological Associates of Roanoke, Inc. Profit Sharing Plan.

YOUR BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE NOMINEES FOR CLASS C DIRECTOR LISTED ABOVE.

Certain Relationships and Related Transactions

     Anna L. Lawson, a Class A Director, is the sister of George W. Logan, a Class C Director and Chairman of the Board of Directors. Other than the foregoing, there are no family relationships among the Directors and Executive Officers of the Company.

     The Company leases the premises for its South Roanoke office from Betty J. Burrows, the mother of W. Jackson Burrows, a director of the Company. The lease is for a term of twelve years from January 1, 1997, with one five-year renewal option. Total lease payments by the Company to Mrs. Burrows during the initial term of the lease will aggregate $151,080. Management is of the opinion that the terms of the lease are no less favorable to the Company than if with an unaffiliated party.

     The Bank has had and expects to have loan transactions with certain of the directors and officers and their affiliates. Management of the Bank is of the opinion that such loans were made in the ordinary course of business, on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons, and do not involve more than normal risk of collectibility or present other unfavorable features.


                      BOARD OF DIRECTORS AND COMMITTEES

     The Boards of the Company and the Bank are identical in membership. The Boards have standing audit, nominating and compensation committees (or committees performing similar functions) as listed below.

Audit Committee

     The Audit Committee consists of Mrs. Lemon (Chairman), Messrs.
Hamlar and Hearp, and Dr. Starr. The Committee meets periodically with the independent auditors, internal auditors, bank regulators and certain appropriate officers of the Company. The basic functions of this committee include reviewing annual and interim reports of the internal and the independent auditors, reviewing the Company's system of internal controls and recommending the selection of independent auditors. The Audit Committee met two times in 1996.


Human Resources Committee

     The Human Resources Committee consists of Messrs. Elliot (Chairman) and Boxley, and Mrs. Lawson. The Committee oversees the Company's compensation and benefits practices, recommends to the full Board the compensation arrangements for the Chief Executive Officer and the Chief Operating Officer, administers any executive compensation plans (including the present Incentive Stock Plan), reviews management succession plans and recommends to the full Board candidates for election as directors. The Committee met five times in 1996.

     The Committee will consider suggestions from all sources, including shareholders, regarding possible candidates for nomination and election to the Board. Generally, candidates should be highly qualified by business, professional or comparable experience, affirmatively desirous of serving on the Board, financially capable of making a meaningful investment in the Company's stock, and able to represent the interests of all shareholders and not merely those of a special interest group. Shareholders wishing to suggest a candidate for consideration at the 1998 Annual Meeting of Shareholders should forward, not later than December 17, 1997, the candidate's name and a description of the candidate's background and qualifications to the Corporate Secretary of the Company, who also serves as Secretary to the Human Resources Committee.

Compensation of Directors

     Directors of the Company did not receive any fees or other compensation for their services as directors in 1996. It is the present intent of the Board not to begin paying directors' fees at least through calendar year 1997.

Board and Committee Meetings and Attendance

     The Board of the Company met five times in 1996, and the Board of the Bank met twelve times during the same period. All incumbent directors attended at least 75% of the total meetings of the Boards of the Company and the Bank, and all committees thereof on which he or she sat.

Section 16(a) Beneficial Ownership Reporting Compliance

     Based upon a review of beneficial ownership reporting Forms 3 and 4 furnished to the Company under Rule 16a-3(e) of the Securities and Exchange Commission (the "Commission"), the Company believes that all reports of initial and subsequent changes in beneficial ownership of the Company's securities as required pursuant to Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), were filed with the Commission on a timely basis during the most recent fiscal year or prior fiscal years by all persons who were directors or officers of the Company at any time during such fiscal years.


                       EXECUTIVE COMPENSATION

The following table shows the cash compensation paid by the Company to its executive officers for the three years ended December 31, 1996.

                     Summary Compensation Table


                                                           Other
Name and Principal Position   Year    Salary$     Bonus$   Annual     Other


Ellis L. Gutshall
President/Chief Executive
Officer                       1996    108,884        0        0         0

                              1995     96,184        0        0         0

                              1994          0        0        0         0

Guy W. Byrd, Jr.
President/Chief Executive
Officer (January, 1994 -
June, 1996)                   1996     65,750        0        0    70,750(1)

                              1995    128,042   26,500        0         0

                              1994     90,000        0   13,352(2)   5,385(3)

(1)	Consists of severance payments made in connection with the
    termination of Mr. Byrd's employment with the Company on June 20, 1996.

(2)	Includes $12,911 of relocation expenses, $428 executive medical reimbursement and $13 of other life insurance premiums.

(3)	Consists of reimbursement of interest expense on a loan to purchase a life insurance policy of which Mr. Byrd and his family are beneficiaries.

Incentive Stock Plan

     The Incentive Stock Plan (the "Plan") was effective January 19, 1995 and is applicable to not more than 99,000 shares of the Company's Common Stock. The Plan is administered by the Human Resources Committee
(the "Committee") of the Board (directors Boxley, Elliot and Lawson), which has the authority to grant to officers and employees of the Company and the Bank stock options, stock appreciation rights and outright grants of stock. Option prices are determined by the Committee, but cannot be less than fair market value of the Company's Common Stock at the time the option is granted. The exercise period of each option is determined by the Committee at the date of grant but cannot be more than ten years. Non-employee directors of the Company are not eligible for awards under the Plan.

There were no options granted under the Plan in 1996 to any executive officer named in the summary compensation table. The following table shows stock options exercised during the last fiscal year (if any) and granted but unexercised stock options for the named executive officers at December 31, 1996.

               Aggregated Option Exercises in Last Fiscal Year
                     and Fiscal Year-End Option Values

                                                                Value of
                                        Number of Securities  Unexercised
                                             Underlying       In-the-Money
                                       Unexercised Options    Options at
                                          at 12/31/96 (#)     12/31/96 ($)


           Shares Acquired                      Exercisable/    Exercisable/
Name       on Exercise (#)   Value Realized($)  Unexercisable   Unexercisable

Ellis L. Gutshall       0                 0           1,000            0
                                                      4,000            0


Guy W. Byrd, Jr.        0                 0               0            0
                                                          0            0


Individual Stock Option Agreements

     In addition to the Incentive Stock Plan described above, the Company has entered into agreements with Messrs. Gutshall and Lewis whereby those executive officers have received nontransferable options to purchase at $10 per share for each of three years shares of Company Common Stock in an amount up to one percent of the total shares sold in the Company=s initial public offering, subject to the Bank meeting certain performance criteria as to profitability, size and loan quality for that year. With respect to Mr. Lewis, the performance criteria relate to the Bank's first through third years of operation since its opening on May 15, 1995 and, with respect to Mr. Gutshall, the Bank's second through fourth years of operation. The Company's individual stock option agreement with Mr. Lewis is contained in his employment agreement dated April 8, 1994, which was intended to induce him to become an organizer of the Bank (see "Employment Contracts and Termination of Employment and Change-in-Control Agreements"). The Company has entered into a Stock Option Agreement dated December 19, 1996 with Mr. Gutshall (the "Option Agreement"), which is intended to compensate him in part for his assumption on June 20, 1996 of the position of President and Chief Executive Officer of the Company and the Bank.

The Company sold 964,040 shares of Common Stock in its initial public offering, so if the Bank meets the applicable specified performance criteria for all of its first four years of operation, each officer would have three exercisable stock purchase options of 9,640 shares each or an aggregate of 28,920 shares per officer. The options are cumulative and exercisable in whole or in part only if the performance criteria are met, or if the Board determines that the performance criteria have been substantially met. Each option has a term of ten years from the date of vesting unless the officer's employment is terminated prior to the expiration of the ten year period. The Board currently contemplates that the shares of Common Stock needed to satisfy these stock option agreements will be taken from the 99,000 shares reserved for issuance pursuant to the Incentive Stock Plan, although there can be no assurance that such will ultimately be the case. As of December 31, 1996, none of the stock options had vested.

     The Option Agreement between the Company and Mr. Gutshall has been executed and is binding. However, in order for the Option Agreement and the shares, if any, acquired pursuant thereto to receive treatment that is considered desirable under Rule 16b-3 of the Commission, the Option Agreement must be ratified by the affirmative vote of the holders of a majority of the shares of Common Stock represented at the Annual Meeting. The proxy card accompanying this Proxy Statement contains a section for this purpose.


YOUR BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" RATIFICATION OF THE STOCK OPTION AGREEMENT DATED DECEMBER 19, 1996 BETWEEN THE COMPANY AND MR. GUTSHALL.

Employment Contracts and Termination of Employment and Change-in-Control Agreements

     On April 8, 1994, the Company entered into an employment agreement
(the "Employment Agreement") with Mr. Lewis. The Employment Agreement has an initial term of three years from the first day of the month following the Company's breaking escrow on its initial public offering (February 1, 1995), with an automatic extension each year of one additional year unless either party gives notice at least 120 days prior to the date of extension that the Employment Agreement shall not be extended. The Agreement provides for a certain minimum salary level that may be increased (but not decreased) by the Board pursuant to an annual evaluation, as well as group benefits to the extent provided to other executives, the establishment of a life insurance policy financing facility and the stock option arrangement described above.

     The Employment Agreement also contains change-in-control provisions entitling Mr. Lewis to certain benefits in the event his employment is terminated within three years of a change in control of the Company for reason other than death, retirement, disability, cause, voluntary resignation other than for good reason, or pursuant to notice of termination given prior to the change in control (except notice of termination given after any regulatory filing has been made in contemplation of a change in control). If a change in control followed by such termination occurs, the executive will receive a lump-sum payment equal to 2.99 times average compensation (determined as set forth in the Agreement), provided that if the payment is or will be subject to the excise tax imposed by Section 4999 of the Internal Revenue Code or any similar tax (the "Excise Tax"), the amount of such payment will be reduced by the amount necessary to avoid the Excise Tax.

     As an inducement in part to become the Chief Lending Officer of the Bank in January, 1995, the Company agreed to enter into a change-in-control severance agreement with Mr. Gutshall (the "Severance Agreement") which would entitle Mr. Gutshall to the same change-in-control protections and compensation provided to Mr. Byrd and Mr. Lewis. The effective date of the Severance Agreement is December 19, 1996 and the initial term is five years. The Severance Agreement provides that if there is a change in control of the Company during the term of the Severance Agreement, then Mr. Gutshall shall be entitled to the same change-in-control protections and compensation as outlined in the discussion of Mr. Lewis' Employment Agreement in the immediately preceding paragraph.


                	INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

     KPMG Peat Marwick LLP acted as the Company's independent certified public accountants for the fiscal year ended December 31, 1996, and will do so again in 1997. Representatives of KPMG Peat Marwick LLP are expected to attend the Annual Meeting and will have the opportunity to make a statement if they so desire and to be available to respond to appropriate questions from shareholders.


                        SHAREHOLDER PROPOSALS

    Proposals of shareholders intended to be presented at the Company's 1998 Annual Meeting of Shareholders must be received not later than December 17, 1997 by the Corporate Secretary at P.O. Box 2740, Roanoke, VA 24001, for inclusion in the Company's Proxy Statement relating to that meeting.


          	OTHER MATTERS WHICH MAY COME BEFORE THE MEETING

     The Board of Directors knows of no other matter which may properly come before the Annual Meeting for action. However, if any other matter does properly come before the Annual Meeting, the persons named in the enclosed form of proxy will vote the proxy in accordance with their judgment as to what is in the best interests of the Company.

Annual Report on Form 10-KSB

     A copy of the Company's Annual Report on Form 10-KSB as filed with the Commission for the year ended December 31, 1996 is available without charge to shareholders after March 31, 1997 upon request to the Corporate Secretary at P.O. Box 2740, Roanoke, VA 24001.


                                    By Order of the Board of Directors



                                         \S\A. Wayne Lewis
Roanoke, Virginia						                  Executive Vice President, Chief
March 11, 1997                           Operating Officer
                                         and Corporate Secretary